GoHealth Successfully Completes Financial Restructuring and Emerges Well Positioned for Future Success

Company moves forward in a position of strength and stability, focused on continuing to serve existing Medicare consumers and partners
Chicago – July 21, 2026 – GoHealth (“GoHealth” or the “Company”) today announced that it successfully completed its financial restructuring and emerged from Chapter 11 pursuant to its prepackaged plan of reorganization, confirmed by the U.S. Bankruptcy Court for the District of Delaware on July 21, 2026.
GoHealth emerges from its financial restructuring poised to maintain its position as a leading health insurance marketplace and Medicare-focused digital health company. With the support of new ownership, GoHealth is well positioned for future success and will continue serving its Medicare consumers and partners.
Chief Executive Officer Vijay Kotte said, "We are pleased to have successfully completed our expedited restructuring process, marking the beginning of a new chapter for GoHealth as a financially stronger company. With an improved capital structure, we’ll have additional flexibility to build on our market-leading position and continue delivering for our Medicare consumers and partners. We are grateful to our new owners for their support and confidence in our business and future prospects."
As previously disclosed, the restructuring transitions ownership of the Company to certain of its lenders, reinstates the preferred equity of GoHealth, provides for payment in full of trade payables and other ordinary course obligations, and provides a cash payment to holders of GoHealth’s equity, allowing the Company to protect critical relationships with customers and health insurance carriers for its go-forward business. In connection with emergence, GoHealth will operate as a private company.
Additional Information
Additional information regarding the financial restructuring is available from Donlin, Recano & Company, LLC, the claims and noticing agent retained by the Debtors, by: (a) writing via first-class mail, to Donlin, Recano & Company, LLC, c/o Angeion Group, 200 Vesey Street, 24th Floor, New York, NY 10281; (b) writing via electronic mail to ghiinfo@angeiongroup.com; or (c) calling the Debtors’ restructuring hotline at +1-877-583-1578 (U.S./Canada, toll-free) or +1-332-284-1398 (International, toll). You may also obtain copies of any pleadings filed in these Chapter 11 cases (i) for a fee via PACER at https://www.deb.uscourts.gov or (ii) at no charge from Donlin, Recano & Company, LLC by accessing the Debtors’ restructuring website at https://www.bankruptcy.angeiongroup.com/gohealth.
Advisors
Kirkland & Ellis LLP serves as legal counsel, and Alvarez & Marsal North America, LLC serves as restructuring advisor to GoHealth in connection with the Company’s financial restructuring. Akin Gump Strauss Hauer & Feld LLP serves as legal counsel, and FTI Consulting, Inc. serves as financial advisor, to the lenders, along with Cahill Gordon & Reindel LLP and RPA Advisors, LLC, who serve as counsel and financial advisor, respectively, to a subset of the lenders.
About GoHealth
GoHealth is a leading health insurance marketplace and Medicare-focused digital health company whose purpose is to compassionately ensure consumers’ peace of mind when making healthcare decisions so they can focus on living life. For many of these consumers, enrolling in a health insurance plan is confusing and difficult, and seemingly small differences between health plans may lead to significant out-of-pocket costs or lack of access to critical providers and medicines. GoHealth’s proprietary technology platform leverages modern machine-learning algorithms, powered by over two decades of insurance purchasing behavior, to reimagine the process of matching a health plan to a consumer’s specific needs. Its unbiased, technology-driven marketplace coupled with highly skilled licensed agents has facilitated the enrollment of millions of consumers in Medicare plans since GoHealth’s inception.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made in reliance upon the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding the Company’s future success; relationships with customers and other parties; financial prospects; maintaining market positions; the potential benefits of the transactions contemplated by the plan of reorganization; and the potential effects of the transactions contemplated thereby on the Company’s financial position, capital structure, outstanding debt, interest expense and business are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “likely,” “future” or “continue” or the negative of these terms or other similar expressions although not all forward-looking statements contain these identifying words. The forward-looking statements in this press release are only predictions, projections and other statements about future events that are based on current expectations and assumptions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future events or performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.
These forward-looking statements involve risks and uncertainties, both known and unknown, that may cause the Company’s actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual future events to differ materially from the forward-looking statements in this press release include, but are not limited to: the Company’s ability to realize the intended benefits of the restructuring; the effects of the Chapter 11 cases on the Company and its various constituents, including vendors, suppliers, customers, health plans, brokers, employees and other business counterparties; the effects of the Chapter 11 cases on the Company’s liquidity, cash flows, access to financing, financial condition and results of operations; risks related to the Company’s indebtedness; employee attrition and the Company’s ability to retain senior management and other key personnel; whether the Company’s vendors, suppliers, customers, health plans, brokers and other business counterparties might lose confidence in the Company and seek to establish alternative commercial relationships; and increased administrative and legal costs related to the Chapter 11 cases.
These forward-looking statements speak only as of the date of this press release and are subject to a number of additional important factors that could cause actual results to differ materially from those in the forward-looking statements, including the factors described in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Reports on Form 10-Q filed in 2026. You should read this press release and the documents that we reference herein completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

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